Intangible assets, net (Tables)	12 Months Ended
Jun. 30, 2026
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets, Net

Intangible assets, net, as of June 30, 2025 and 2026, consist of the following:

	As of June 30,
	2025	2026
	RMB	RMB

IP Rights	49,914	50,230
Channel relationship	19,000	19,000
Brand	-	6,311
Software	65	-
Total	68,979	75,541
Less: accumulated amortization	(3,041)	(14,316)
Intangible assets, net	65,938	61,225